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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                      ----------------------------------

                                   FORM 8-K

                                CURRENT REPORT

                      PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

                         Commission File Number 1-9601

      Date of Report (date of earliest event reported): September 5, 2008


                          K-V PHARMACEUTICAL COMPANY
            (Exact name of registrant as specified in its charter)

               DELAWARE                                43-0618919
    (State or other jurisdiction of       (I.R.S. Employer Identification No.)
    incorporation or organization)

         2503 SOUTH HANLEY ROAD                          63144
           ST. LOUIS, MISSOURI                         (Zip Code)
(Address of principal executive offices)


                                (314) 645-6600
             (Registrant's telephone number, including area code)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     / / Written communications pursuant to Rule 425 under the Securities Act. / / Soliciting material pursuant to Rule 14a-12 under the Exchange Act.
     / / Pre-commencement communications pursuant to Rule 14d-2(b) under the
         Exchange Act.
     / / Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.


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ITEM 5.02    DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS;
             APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

         (a) Change in Position for David A. Van Vliet from Chief
             ----------------------------------------------------
             Administration Officer to Chief Executive Officer and President,
             ----------------------------------------------------------------
             ETHEX Corporation.
             ------------------

         At a Board of Directors meeting held September 5, 2008, the Board of Directors of K-V Pharmaceutical Company (the "Company") appointed David A. Van Vliet as the Chief Executive Officer and President of its subsidiary, ETHEX Corporation. Mr. Van Vliet previously served as the Company's Chief Administration Officer. The other terms of Mr. Van Vliet's employment were not changed by this appointment.

         (b) Amendment to 2001 Incentive Stock Option Plan.
             ----------------------------------------------

         At the Company's 2008 Annual Meeting of Stockholders held September 5, 2008, the Company's stockholders approved an amendment to the Company's 2001 Incentive Stock Option Plan (the "Plan") to increase by 3,000,000 the number of shares of Class A Common Stock available for issuance upon exercise of stock options granted under the Plan. The terms and conditions of the Plan after the amendment are described in the Company's Definitive Proxy Statement on Schedule 14A filed July 29, 2008.

         The Company has posted this Form 8-K on its Internet website at www.kvpharmaceutical.com.

                                 *     *     *



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                                  SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  September 10, 2008

                                  K-V PHARMACEUTICAL COMPANY


                                  By: /s/ Richard H. Chibnall
                                     ----------------------------------------
                                     Richard H. Chibnall
                                     Vice President, Finance




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